                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 24, 2002
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                                 Date of Report
                        (Date of earliest event reported)

                       Lone Star Steakhouse & Saloon, Inc.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                           0-19907                   48-1109495
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(State or Other Jurisdiction      (Commission                (IRS Employer
of Incorporation)                 File Number)               Identification No.)

        224 East Douglas, Suite 700, Wichita, KS                   67202
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (316) 264-8899
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.       Other Events.
                          ------------

            On October 24, 2002,  Lone Star  Steakhouse & Saloon,  Inc.  (Nasdaq
National Market: STAR) issued a press release, set forth as Exhibit 99.1 to this
Current Report,  announcing that it had recently  adopted a policy that provides for the use of pre-arranged  trading plans by Company  insiders.  For additional information, reference is made to the press release which is incorporated herein by reference.

            Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)      Exhibits
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                     Exhibit No.      Exhibits
                     -----------      --------

                        99.1          Press  Release of Lone Star  Steakhouse  &
                                      Saloon, Inc. dated October 24, 2002.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Lone Star Steakhouse & Saloon, Inc.

Dated: November 5, 2002                      By: /s/ John D. White
                                                 -------------------------------
                                             Name:   John D. White
                                             Title:  Executive Vice President